UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 27, 2006

AGL RESOURCES INC.
(Exact name of registrant as specified in its charter)

Georgia	1-14174	58-2210952
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Ten Peachtree Place NE, Atlanta, Georgia 30309
(Address and zip code of principal executive offices)

404-584-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 27, 2006, AGL Resources Inc. and AGL Capital Corporation, a wholly owned financing subsidiary of AGL Resources Inc. (together, “AGL”), entered into an underwriting agreement with J.P. Morgan Securities Inc., as the representative of the underwriters named therein, in connection with the public offering and sale of $175 million principal amount of AGL Capital’s 6.375% senior notes due 2016, which are to be fully and unconditionally guaranteed by AGL Resources. The notes are issuable pursuant to an indenture dated as of February 20, 2001 between AGL Resources, AGL Capital and The Bank of New York Trust Company, N.A., as trustee. A copy of the press release announcing the public offering was attached as Exhibit 99 to AGL Resources’ Current Report on Form 8-K filed on June 27, 2006. The closing of the issuance and sale of the notes is scheduled to occur on June 30, 2006, subject to the satisfaction of certain closing conditions in the underwriting agreement. AGL expects to receive net proceeds of approximately $173 million from the sale of the notes.

The offering of the notes and the guarantee was registered under the Securities Act of 1933, as amended, pursuant to a registration on Form S-3 (No. 333-119921) related to the public offering of up to an aggregate of $1,500,000,000 of securities of AGL. The registration statement includes a prospectus dated November 9, 2004 which describes certain terms of the securities issuable pursuant to the registration statement. On June 28, 2006, AGL filed a prospectus supplement dated June 27, 2006 which supplements the prospectus dated November 9, 2004 and describes the material terms of the notes and the guarantee.

In connection with the public offering, AGL is filing the exhibits listed in Item 9.01 below which, by the filing of this report, are to be incorporated by reference into the registration statement as exhibits thereto.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

1
Underwriting Agreement dated June 27, 2006 among AGL Capital Corporation, AGL Resources Inc. and J. P. Morgan Securities, Inc., as representative of the several underwriters named in Schedule A thereto

4.1	Form of AGL Capital Corporation 6.375% Senior Notes due 2016

4.3	Form of Guarantee of AGL Resources Inc. dated as of June 30, 2006 regarding the AGL Capital Corporation 6.375% Senior Notes due 2016

5.1	Opinion of Alston & Bird LLP dated as of June 29, 2006

23.4	Consent of Alston & Bird LLP (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGL RESOURCES INC.
(Registrant)
Date: June 29, 2006	/s/ Andrew W. Evans
Andrew W. Evans
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1
Underwriting Agreement dated June 27, 2006 among AGL Capital Corporation, AGL Resources Inc. and J. P. Morgan Securities, Inc., as representative of the several underwriters named in Schedule A thereto

4.1	Form of AGL Capital Corporation 6.375% Senior Notes due 2016

4.3	Form of Guarantee of AGL Resources Inc. dated as of June 30, 2006 regarding the AGL Capital Corporation 6.375% Senior Notes due 2016

5.1	Opinion of Alston & Bird LLP dated as of June 29, 2006

23.4	Consent of Alston & Bird LLP (included in Exhibit 5.1)